Exhibit 99.1

News Release

AppFolio, Inc. Announces Fourth Quarter and Fiscal Year 2019 Financial Results

SANTA BARBARA, Calif., March 2, 2020 (GLOBE NEWSWIRE) -- AppFolio, Inc. (NASDAQ: APPF) ("AppFolio" or the "Company"), a leading provider of cloud-based business software solutions, services, and data analytics to the real estate and legal markets, today announced its financial results for the fourth quarter and fiscal year ended December 31, 2019.

AppFolio's operating results for the fourth quarter and fiscal year 2019 are summarized in the tables accompanying this press release. The Company nevertheless urges investors to read its Annual Report on Form 10-K for the year ended December 31, 2019, which will be filed with the Securities and Exchange Commission (the "SEC") on March 2, 2020, and will be available on AppFolio's website at http://ir.appfolioinc.com. The limited information that follows in this press release is not adequate for making an informed investment judgment.

Financial Outlook
Based on information available as of March 2, 2020, AppFolio's outlook for fiscal year 2020 follows:

•	Full year revenue is expected to be in the range of $312.0 million to $320.0 million.

•	Diluted weighted average shares are expected to be approximately 36 million for the full year.

Executive Leadership Transition
Today the Company also announced that Klaus Schauser will retire from his position as Chief Strategist, effective as of May 1, 2020. Mr. Schauser will remain a Class II Director on the Company’s Board of Directors. As an active member of AppFolio’s Board, Mr. Schauser will continue to contribute to the Company’s vision and strategy.

Conference Call Information
As previously announced, the Company will host a conference call today, March 2, 2020, at 1:30 p.m. Pacific Time, 4:30 p.m. Eastern Time, to discuss its financial results. Investors are invited to submit questions to management via the Investor Q&A form located on the Investor Overview section of AppFolio's website.

The conference call can be accessed by dialing 844.624.1561 and entering ID #5869959. International callers may dial 647.253.8652. A replay of the conference call will be available at 800.585.8367, and at 416.621.4642 for international callers. A live and recorded webcast of the conference call will be available at http://ir.appfolioinc.com.

About AppFolio, Inc.
AppFolio offers industry-specific, cloud-based business software solutions, services, and data analytics to the real estate and legal markets. Today our products include real estate software (AppFolio Property Manager, AppFolio Property Manager PLUS and AppFolio Investment Management) and legal practice management software (MyCase). AppFolio was founded in 2006 and is headquartered in Santa Barbara, CA. Learn more at www.appfolioinc.com.

Investor Relations Contact: ir@appfolio.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements that are not statements of historical fact contained in this press release, and can be identified by words such as “anticipates,” “believes,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “could,” “will,” “would,” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this press release relate to the Company's future or assumed revenues and weighted-average outstanding shares, as well as its future growth and success.

Forward-looking statements represent AppFolio's current beliefs and assumptions based on information currently available. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause the Company's actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in AppFolio's Annual Report on Form 10-K for the year ended December 31, 2019, which will be filed with the SEC on March 2, 2020, as well as in the Company's other filings with the SEC. You should read this press release with the understanding that the Company's actual future results may be materially different from the results expressed or implied by these forward looking statements.

Except as required by applicable law or the rules of the NASDAQ Global Market, AppFolio assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except par values)

	December 31, 2019	December 31, 2018
Assets
Current assets
Cash and cash equivalents	$15,813	$74,076
Investment securities—current	22,876	16,631
Accounts receivable, net	7,562	5,516
Prepaid expenses and other current assets	15,540	11,775
Total current assets	61,791	107,998
Investment securities—noncurrent	12,089	11,256
Property and equipment, net	14,744	6,871
Operating lease right-of-use assets	27,803	—
Capitalized software, net	30,023	20,485
Goodwill	58,425	15,548
Intangible assets, net	21,377	5,895
Deferred taxes	27,574	—
Other long-term assets	6,276	7,688
Total assets	$260,102	$175,741
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$1,927	$1,481
Accrued employee expenses	17,758	12,377
Accrued expenses	10,833	8,281
Deferred revenue	4,586	3,414
Other current liabilities	11,139	1,447
Long-term debt, net—current portion	1,208	1,213
Total current liabilities	47,451	28,213
Operating lease liabilities	33,312	—
Long-term debt, net	47,375	48,602
Other long-term liabilities	14	7,080
Total liabilities	128,152	83,895
Stockholders’ equity:
Preferred stock, $0.0001 par value, 25,000 authorized and no shares issued and outstanding at December 31, 2019 and December 31, 2018	—	—
Class A common stock, $0.0001 par value, 250,000 shares authorized at December 31, 2019 and December 31, 2018; issued - 16,923 and 16,160, shares at December 31, 2019 and December 31, 2018, respectively; outstanding - 16,552 and 15,789 shares at December 31, 2019 and December 31, 2018, respectively;	2	2
Class B common stock, $0.0001 par value, 50,000 shares authorized at December 31, 2019 and December 31, 2018; 17,594 and 18,109 shares issued and outstanding at December 31, 2019 and December 31, 2018, respectively;	2	2
Additional paid-in capital	161,509	157,898
Accumulated other comprehensive income (loss)	33	(178)
Treasury stock, at cost, 371 Class A shares at December 31, 2019 and December 31, 2018	(21,562)	(21,562)
Accumulated deficit	(8,034)	(44,316)
Total stockholders’ equity	131,950	91,846
Total liabilities and stockholders’ equity	$260,102	$175,741

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
Revenue	$67,362	$50,365	$256,012	$190,071
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	26,403	19,925	101,642	73,549
Sales and marketing	14,441	9,577	51,528	33,288
Research and product development	11,086	6,588	39,508	24,111
General and administrative	9,117	7,786	34,478	24,891
Depreciation and amortization	6,226	3,792	22,395	14,576
Total costs and operating expenses	67,273	47,668	249,551	170,415
Income from operations	89	2,697	6,461	19,656
Other income (expense), net	84	(36)	16	(56)
Interest income (expense), net	(330)	156	(1,654)	787
Income (loss) before provision for (benefit from) income taxes	(157)	2,817	4,823	20,387
Provision for (benefit from) income taxes	(4,585)	168	(31,459)	420
Net income	$4,428	$2,649	$36,282	$19,967

Net income per common share:
Basic	$0.13	$0.08	$1.07	$0.59
Diluted	$0.12	$0.07	$1.02	$0.56
Weighted average common shares outstanding:
Basic	34,091	34,050	34,016	34,128
Diluted	35,597	35,425	35,567	35,562

Stock-Based Compensation Expense
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	$393	$351	$1,466	$1,103
Sales and marketing	367	326	1,271	1,034
Research and product development	387	349	1,411	1,079
General and administrative	731	892	3,161	3,121
Total stock-based compensation expense	$1,878	$1,918	$7,309	$6,337

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (in thousands)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
Cash from operating activities
Net income	$4,428	$2,649	$36,282	$19,967
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	6,226	3,792	22,395	14,576
Amortization of operating lease right-of-use assets	1,114	—	4,130	—
Stock-based compensation	1,878	1,918	7,309	6,337
Deferred income taxes	(4,423)		(31,455)	—
Other	(104)	59	32	224
Changes in operating assets and liabilities:
Accounts receivable	747	557	(2,031)	(908)
Prepaid expenses and other current assets	372	(859)	(4,031)	(6,073)
Other assets	247	(756)	1,376	(4,447)
Accounts payable	241	137	511	614
Accrued employee expenses	4,056	4,443	4,542	1,219
Accrued expenses	69	(116)	55	3,281
Deferred revenue	154	(342)	1,193	(4,589)
Operating lease liabilities	224	—	(2,662)	—
Other liabilities	245	184	1,241	6,067
Net cash provided by operating activities	15,474	11,666	38,887	36,268
Cash from investing activities
Purchases of property, equipment and intangible assets	(3,999)	(362)	(8,084)	(2,102)
Additions to capitalized software	(5,329)	(3,307)	(20,998)	(12,304)
Purchases of investment securities	(14,508)	(732)	(25,198)	(29,516)
Sales of investment securities	—	20,199	2,750	20,900
Maturities of investment securities	4,660	4,342	15,660	32,819
Acquisition, net of cash acquired	—	—	(54,004)	(14,441)
Net cash (used in) provided by investing activities	(19,146)	20,140	(89,874)	(4,644)
Cash from financing activities
Proceeds from stock option exercises	294	322	553	1,035
Tax withholding for net share settlement	(614)	(233)	(6,155)	(3,127)
Purchase of treasury stock	—	(21,562)	—	(21,562)
Proceeds from issuance of debt	472	50,045	2,169	50,138
Principal payments on debt	(785)	(45)	(3,419)	(138)
Payment of debt issuance costs	—	—	(420)	—
Net cash (used in) provided by financing activities	(633)	28,527	(7,272)	26,346
Net (decrease) increase in cash and cash equivalents and restricted cash	(4,305)	60,333	(58,259)	57,970
Cash, cash equivalents and restricted cash
Beginning of period	20,552	14,173	74,506	16,536
End of period	$16,247	$74,506	$16,247	$74,506